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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 7, 2001
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                         U.S.A. Floral Products, Inc.
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              (Exact Name of Registrant as Specified in Charter)

Delaware                          000-23121                 52-2030697
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(State of Incorporation)   (Commission File Number)       (IRS Employer
                                                      Identification Number)


       1500 NW 95th Avenue, Miami FL                           33712
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 (Address of Principal Executive Offices)                    (Zip Code)

                                (305) 629-5153
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                       (Registrant's telephone number)



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        (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS

         (a) On May 9, 2001, the Registrant issued a press release announcing, inter alia that, by May 7, it had closed the sales of its remaining North American operations, which included the assets of its Miami and West Coast Bouquet operations and of its Import operations, and the stock of its Canadian subsidiary, Florimex Canada (collectively, the "Domestic Assets"). These transactions were completed pursuant to approval of the U.S. Bankruptcy Court for the District of Delaware granted after a hearing on May 3, 2001. A copy of that press release is attached as Exhibit 99.1 hereto.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 U.S.A. Floral Products, Inc.



Date: May 16, 2001               By:  /s/ Andrew Cooke
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                                      Andrew Cooke
                                      Chief Financial Officer




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                                EXHIBIT INDEX

Exhibit  Description
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
99.1     Registrant's Press Release dated May 9, 2001, regarding sales of its
         Domestic Assets

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